        AIM REAL ESTATE FUND - CLASS A, B, C, R AND INVESTOR CLASS SHARES

                        Supplement dated December 8, 2006
                    to the Prospectus dated November 17, 2006

The following information replaces in its entirety the information appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE" on page 4 of the prospectus:

"FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
(fees paid directly from                                                                INVESTOR
your investment)                             CLASS A    CLASS B    CLASS C    CLASS R    CLASS
------------------------------------------- ---------- ---------- ---------- ---------- ----------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                               5.50%      None       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                            None(1)    5.00%      1.00%      None(1)    None
--------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------------------------
(expenses that are deducted                                                             INVESTOR
from fund assets)                            CLASS A    CLASS B    CLASS C    CLASS R    CLASS
------------------------------------------- ---------- ---------- ---------- ---------- ----------
Management Fees(3)                            0.90%      0.90%      0.90%      0.90%      0.90%

Distribution and/or
  Service (12b-1) Fees                        0.25       1.00       1.00       0.50       0.23

     Other Expenses                           0.31       0.31       0.31       0.31       0.31

Total Annual Fund
  Operating Expenses                          1.46       2.21       2.21       1.71       1.44

Fee Waiver(3)                                 0.17       0.17       0.17       0.17       0.17

Net Annual Fund
  Operating Expenses                          1.29       2.04       2.04       1.54       1.27
--------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information - Choosing a Share Class - Sales Charges."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fee to the extent necessary so that the advisory fees payable by the Fund do not exceed a specific maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

         If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

         As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

The expense example assumes you:

(i)   invest $10,000 in the fund for the time periods indicated;

(ii)  redeem all of your shares at the end of the periods indicated;

(iii) earn a 5% return on your investment before operating expenses each year;

(iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

(v) incur the applicable initial sales charges (see "Shareholder Information - Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
Class A                         $674                  $936                $1,255               $2,156
Class B                          707                   940                 1,336                2,311(1)
Class C                          307                   640                 1,136                2,502
Class R                          157                   486                   878                1,974
Investor Class                   129                   403                   736                1,678
-------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                               1 YEAR               3 YEARS              5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
Class A                         $674                  $936                $1,255               $2,156
Class B                          207                   640                 1,336                2,311(1)
Class C                          207                   640                 1,136                2,502
Class R                          157                   486                   878                1,974
Investor Class                   129                   403                   736                1,678
-------------------------------------------------------------------------------------------------------------

(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on."

The following replaces in its entirety the paragraph under the heading "OTHER INFORMATION - SALES CHARGES" on page 9 of the prospectus:

"Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information -- Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred contingent sales charge listed in that section."


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